SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

                                  FORM 10-Q/A

[ X ]QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the Quarterly Period Ended June 30, 1996

Commission File Number 33-82034


INDIANTOWN   COGENERATION,   L.P.  (Exact  name  of  co-registrant  as
specified in its charter)

		Delaware				    52-1722490    (State    or   other
	jurisdiction  of		(I.R.S.   Employer   Identification   Number)
	incorporation or organization)



INDIANTOWN   COGENERATION   FUNDING   CORPORATION   (Exact   name   of
co-registrant as specified in its charter)

		Delaware				    52-1889595    (State    or   other
	jurisdiction   of		(I.R.S.   Employer   Identification  Number)
	incorporation or organization)



7500 Old Georgetown Road, 13th  Floor  Bethesda,  Maryland  20814-6161
 (Registrants' address of principal executive offices)


(301)-718-6800 (Registrants' telephone number, including area code)


Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. [ X ] Yes [ ] No

EXPLANATION
The attached item (Item 1 - Financial Statements) is being restated in order to correct an error in the original 10-Q filing for the quarter ended June 30, 1996. The amount shown in the balance sheet at June 30, 1996, for Deferred Financing Costs ($19,580,751) was incorrect and instead should have been $0. The $19,580,751 was correctly included under "Property, Plant & Equipment - Electric and steam generating facilities" in the 10-Q for the quarter ended June 30, 1996. A footnote to the balance sheet explaining the relocation of $19,580,751 from "Deferred Financing Costs" to "Property, Plant & Equipment - Electric and steam generating facilities" has been added. The amount shown as "Total assets" remains the same. No other changes have been made to the Quarterly Report on Form 10-Q for the quarter ended June 30, 1996.


PART I FINANCIAL INFORMATION

Indiantown Cogeneration, L.P. Consolidated Balance Sheets As of December  31,
1995 and June 30, 1996

ASSETS							June 30, 1996		December 31, 1995
								(Unaudited)
CURRENT ASSETS:

Cash and cash equivalents		$    452,337		$2,666,296
Accounts receivable-trade		  14,309,925		 6,806,299
Inventories					         971,554		   127,115
Prepaids 							 502,875		 1,844,328
Deposits 						     193,356		   193,357
Investments held by Trustee,
including restricted funds of
$4,568,222 and $958,530,
respectively					   55,838,062		59,251,661
Total current assets			  $72,268,109	    70,889,056

INVESTMENTS HELD BY TRUSTEE,
     restricted funds			   12,501,000		12,501,000

DEPOSITS						   	   60,000			60,000

PROPERTY, PLANT & EQUIPMENT:
Land								 8,579,399		  8,579,399
Electric and steam generating
facilities						   707,131,112		683,536,498
Less accumulated depreciation	   (10,682,920)		   (527,742)
Net property, plant & equipment	   705,027,591		691,588,155

FUEL RESERVE						 3,013,600		  4,662,617

DEFERRED FINANCING COSTS, net of
accumulated amortization of
$40,436,799(1)						 		  0		  19,750,511

Total assets					   $792,870,300		$799,451,339

(1) Deferred financing costs at June 30, 1996, of $19,580,751, net of accumulated amortization of $40,656,450, are included under "Property, plant & equipment - Electric and steam generating facilities."

The accompanying notes are an integral part of these consolidated balance sheets.

Indiantown Cogeneration, L. P.
Consolidated Balance Sheets
As of December 31, 1995 and June 30, 1996

LIABILITIES AND PARTNERS' CAPITAL	   June 30, 1996	December 31, 1995
										(Unaudited)
CURRENT LIABILITIES:
Accounts payable					   $6,757,131		$5,885,114
Accrued liabilities						5,313,792		14,740,306
Accrued interest						2,382,803		 2,396,324
Current portion - First Mortgage Bonds	4,398,000		 8,795,000
Current portion lease payable -
railcars								  116,979		   231,158
Total current liabilities			   18,968,705		32,047,902

LONG TERM DEBT:
First Mortgage Bonds				  496,205,000	   496,205,000
Tax Exempt Facility Revenue Bonds	  125,010,000	   125,010,000
Lease payable - railcars				5,386,265		 5,386,265
Total long term debt				  626,601,265	   626,601,265

	Total liabilities				  645,569,970	   658,649,167

PARTNERS' CAPITAL:
Toyan Enterprises					   70,704,158	    67,585,042
Palm Power Corporation				   17,676,040		16,896,261
TIFD III-Y, Inc.					   58,920,132		56,320,869
Total partners' capital				  147,300,330	   140,802,172

	Total liabilities and partners'
			capital					 $792,870,300	  $799,451,339

The accompanying notes are an integral part of these balance sheets.

Indiantown Cogeneration, L.P.
Consolidated Statement of Operations
For the Three and Six Months Ended June 30, 1996
									Three Months Ended	 Six Months Ended
									June 30, 1996		 June 30, 1996
									(Unaudited)			  (Unaudited)
Operating Revenues:
Electric capacity and capacity
bonus revenue						$29,161,775			  $57,625,051
Electric energy revenue				 11,197,066			   21,492,345
Steam revenue							 25,000				   33,333
		Total operating revenues	 40,383,841			   79,150,729

Cost of Sales:
Fuel and ash						  13,482,845		   23,628,236
Operating and maintenance			   3,202,724			6,666,124
Depreciation						   5,143,420		    9,987,493
		Total cost of sales			  21,828,989		   40,281,853

Gross Profit						  18,554,852		   38,868,876

Other Operating Expenses:
General and administrative			     714,914			1,309,966
Insurance and taxes					   1,717,321			3,722,183
	Total other operating expenses	   2,432,235			5,032,149

Operating Income 					  16,122,617		   33,836,727

Non-Operating Income (Expenses):
Interest expense					 (14,726,961)		  (29,505,033)
Interest income						   1,097,429			2,166,466
	Net non-operating expense		 (13,629,532)		  (31,671,499)

Net Income							$  2,493,085		$   6,498,160

The accompanying notes are an integral part of this consolidated statement.

Indiantown Cogeneration, L.P.
Consolidated Statements of Cash Flows
For the Six Months Ended June 30, 1996 and 1995
										Six Months			Six Months
										Ended				Ended
										June 30, 1996		June 30, 1995
										(Unaudited)			(Unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income								$6,498,160			$	--
Adjustments to reconcile net income
to net cash	provided by operating
activities:
Depreciation and amortization	   		10,155,178				--
Increase in accounts receivable			(7,503,626)				--
Increase in property, plant & equipment	(3,844,102)				--
Decrease in inventories and fuel
reserves								   804,578				--
Decrease in deposits and prepaids		 1,341,453				--
Decrease in accounts payable and
accrued interest						(8,568,018)				--
Decrease in Bonds Payable				(4,397,000)				--
Decrease in lease payable 				  (114,179)				--
Net cash provided by
operating activities					(5,627,556)				--

CASH FLOWS FROM INVESTING ACTIVITIES:
Cash paid for construction in progress		--				(83,665,921)
(Increase) Decrease in investment
held by trustee							  3,413,597			 56,050,131
Net cash used in investing activities	  3,413,597			(27,615,790)

CASH FLOWS FROM FINANCING ACTIVITIES:
Payment of debt issuance and
financing costs	 							--				 (6,459,704)
Proceeds from GECC loan						--				 	--
Payment of GECC loan						--			   	 34,100,000
Capital contributions						--				 	--
Net cash provided by financing activities	--				 27,640,296

INCREASE (DECREASE) IN CASH				  (2,213,959)		     24,506

CASH and CASH EQUIVALENTS, beginning
of year									   2,666,296 		  2,113,081

CASH and CASH EQUIVALENTS, end of period     452,337 		  2,137,587

SUPPLEMENTAL DISCLOSURE OF INVESTING ACTIVITIES:
Change in total construction in progress   		--			(78,570,832)
amortization of deferred financing costs
during construction								--			    511,634
Increase in property, plant, and equipment		--			 	--
Increase in accounts receivable					--			 	--
Increase in inventories and fuel reserve		--			 	--
Increase in deposits & prepaids					--			    (49,000)
Increase in accounts payable and
accrued interest								--			  5,557,743
Increase in lease payable						--				--
Cash paid for construction in progress	  		--		   $(83,665,921)


SIGNATURE

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized


								Indiantown Cogeneration, L.P. (Co-Registrant)


Date:  August 27, 1996			  /s/  John  Cooper
								John  R.  Cooper  Vice
								President (Chief Financial Officer)


								INDIANTOWN  COGENERATION  FUNDING Corporation
								(Co-Registrant)


Date:  August 27, 1996			  /s/  John  Cooper
								John R. Cooper Vice
								President (Chief Financial Officer)